UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2007

CITIBANK CREDIT CARD ISSUANCE TRUST
(Issuing Entity in respect of the Notes)
(Exact name of issuing entity as specified in its charter)

DELAWARE	333-131355-01	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK CREDIT CARD MASTER TRUST I
(Issuing Entity in respect of the Collateral Certificate)
(Exact name of issuing entity as specified in its charter)

NEW YORK	333-131355-03	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-131355	46-0358360
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

701 East 60th Street, North Sioux Falls, South Dakota	57117
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant's telephone number, including area code: (605) 331-2626
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Citibank Credit Card Issuance Trust issues Notes from time to time pursuant to an Indenture dated as of September 26, 2000, as amended, and a Terms Document. Attached as exhibits to this Form 8-K are the Terms Documents relating to each publicly-offered subclass of Notes of the Citiseries issued before January 1, 2006 and outstanding during 2006.  Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit 4.1	Terms Document dated November 28, 2000 with respect to the Class 2000-A3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.2	Terms Document dated December 13, 2000 with respect to the reopening of Class 2000-A3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.3	Terms Document dated February 7, 2001 with respect to the Class 2001-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.4	Terms Document dated December 27, 2001 with respect to the reopening of Class 2001-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.5	Terms Document dated February 7, 2001 with respect to the Class 2001-A2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.6	Terms Document dated June 20, 2001 with respect to the Class 2001-A6 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.7	Terms Document dated August 23, 2001 with respect to the Class 2001-A7 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.8	Terms Document dated January 31, 2002 with respect to the Class 2002-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.9	Terms Document dated June 7, 2002 with respect to the Class 2002-A4 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.10	Terms Document dated October 31, 2002 with respect to the Class 2002-A8 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.11	Terms Document dated December 18, 2002 with respect to the Class 2002-A10 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.12	Terms Document dated January 30, 2003 with respect to the reopening of Class 2002-A10 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.13	Terms Document dated January 16, 2003 with respect to the Class 2003-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.14	Terms Document dated January 24, 2003 with respect to the Class 2003-A2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.15	Terms Document dated March 11, 2003 with respect to the Class 2003-A3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.16	Terms Document dated March 25, 2003 with respect to the Class 2003-A4 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.17	Terms Document dated March 31, 2003 with respect to the Class 2003-A5 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.18	Terms Document dated May 15, 2003 with respect to the Class 2003-A6 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.19	Terms Document dated June 30, 2003 with respect to the Class 2003-A7 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.20	Terms Document dated August 15, 2003 with respect to the Class 2003-A8 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.21	Terms Document dated November 26, 2003 with respect to the Class 2003-A9 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.22	Terms Document dated December 12, 2003 with respect to the Class 2003-A10 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.23	Terms Document dated December 15, 2003 with respect to the Class 2003-A11 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.24	Terms Document dated January 26, 2004 with respect to the Class 2004-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.25	Terms Document dated March 10, 2004 with respect to the reopening of Class 2004-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.26	Terms Document dated August 4, 2004 with respect to the Class 2004-A3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.27	Terms Document dated August 24, 2004 with respect to the Class 2004-A4 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.28	Terms Document dated November 30, 2004 with respect to the Class 2004-A7 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.29	Terms Document dated December 9, 2004 with respect to the Class 2004-A8 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.30	Terms Document dated March 9, 2005 with respect to the Class 2005-A2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.31	Terms Document dated April 28, 2005 with respect to the Class 2005-A3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.32	Terms Document dated June 27, 2005 with respect to the reopening of Class 2005-A3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.33	Terms Document dated June 23, 2005 with respect to the Class 2005-A4 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.34	Terms Document dated June 23, 2005 with respect to the Class 2005-A5 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.35	Terms Document dated September 27, 2005 with respect to the Class 2005-A6 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.36	Terms Document dated October 26, 2005 with respect to the Class 2005-A7 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.37	Terms Document dated November 1, 2005 with respect to the Class 2005-A8 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.38	Terms Document dated November 23, 2005 with respect to the Class 2005-A9 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.39	Terms Document dated December 23, 2005 with respect to the Class 2005-A10 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.40	Terms Document dated January 23, 2001 with respect to the Class 2001-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.41	Terms Document dated December 5, 2001 with respect to the Class 2001-B2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.42	Terms Document dated June 25, 2002 with respect to the Class 2002-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.43	Terms Document dated March 7, 2003 with respect to the Class 2003-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.44	Terms Document dated May 21, 2004 with respect to the Class 2004-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.45	Terms Document dated June 11, 2004 with respect to the reopening of Class 2004-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.46	Terms Document dated October 7, 2004 with respect to the Class 2004-B2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.47	Terms Document dated September 15, 2005 with respect to the Class 2005-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.48	Terms Document dated January 23, 2001 with respect to the Class 2001-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.49	Terms Document dated May 24, 2001 with respect to the Class 2001-C3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.50	Terms Document dated January 28, 2002 with respect to the Class 2002-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.51	Terms Document dated February 4, 2002 with respect to the reopening of Class 2002-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.52	Terms Document dated February 8, 2002 with respect to the Class 2002-C2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.53	Terms Document dated December 17, 2002 with respect to the Class 2002-C3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.54	Terms Document dated March 7, 2003 with respect to the Class 2003-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.55	Terms Document dated May 28, 2003 with respect to the reopening of Class 2003-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.56	Terms Document dated March 31, 2003 with respect to the Class 2003-C2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.57	Terms Document dated April 1, 2003 with respect to the Class 2003-C3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.58	Terms Document dated June 13, 2003 with respect to the Class 2003-C4 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.59	Terms Document dated July 16, 2004 with respect to the Class 2004-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.60	Terms Document dated March 30, 2005 with respect to the Class 2005-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.61	Terms Document dated March 30, 2005 with respect to the Class 2005-C2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.62	Terms Document dated July 19, 2005 with respect to the Class 2005-C3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.63	Terms Document dated October 25, 2005 with respect to the Class 2005-C5 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.64	Terms Document dated November 18, 2005 with respect to the Class 2005-C6 Notes, including the form of note attached as Exhibit A thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK (SOUTH DAKOTA),
NATIONAL ASSOCIATION,
as Depositor of Citibank Credit Card Issuance Trust
and Citibank Credit Card Master Trust I
(Registrant)

By: /s/ Douglas C. Morrison
----------------------------------------
Douglas C. Morrison
Vice President

Dated: March 23, 2007

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Terms Document dated November 28, 2000 with respect to the Class 2000-A3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.2	Terms Document dated December 13, 2000 with respect to the reopening of Class 2000-A3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.3	Terms Document dated February 7, 2001 with respect to the Class 2001-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.4	Terms Document dated December 27, 2001 with respect to the reopening of Class 2001-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.5	Terms Document dated February 7, 2001 with respect to the Class 2001-A2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.6	Terms Document dated June 20, 2001 with respect to the Class 2001-A6 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.7	Terms Document dated August 23, 2001 with respect to the Class 2001-A7 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.8	Terms Document dated January 31, 2002 with respect to the Class 2002-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.9	Terms Document dated June 7, 2002 with respect to the Class 2002-A4 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.10	Terms Document dated October 31, 2002 with respect to the Class 2002-A8 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.11	Terms Document dated December 18, 2002 with respect to the Class 2002-A10 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.12	Terms Document dated January 30, 2003 with respect to the reopening of Class 2002-A10 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.13	Terms Document dated January 16, 2003 with respect to the Class 2003-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.14	Terms Document dated January 24, 2003 with respect to the Class 2003-A2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.15	Terms Document dated March 11, 2003 with respect to the Class 2003-A3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.16	Terms Document dated March 25, 2003 with respect to the Class 2003-A4 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.17	Terms Document dated March 31, 2003 with respect to the Class 2003-A5 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.18	Terms Document dated May 15, 2003 with respect to the Class 2003-A6 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.19	Terms Document dated June 30, 2003 with respect to the Class 2003-A7 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.20	Terms Document dated August 15, 2003 with respect to the Class 2003-A8 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.21	Terms Document dated November 26, 2003 with respect to the Class 2003-A9 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.22	Terms Document dated December 12, 2003 with respect to the Class 2003-A10 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.23	Terms Document dated December 15, 2003 with respect to the Class 2003-A11 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.24	Terms Document dated January 26, 2004 with respect to the Class 2004-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.25	Terms Document dated March 10, 2004 with respect to the reopening of Class 2004-A1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.26	Terms Document dated August 4, 2004 with respect to the Class 2004-A3 Notes, including the form of note attached as Exhibit A thereto

2

Exhibit 4.27	Terms Document dated August 24, 2004 with respect to the Class 2004-A4 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.28	Terms Document dated November 30, 2004 with respect to the Class 2004-A7 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.29	Terms Document dated December 9, 2004 with respect to the Class 2004-A8 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.30	Terms Document dated March 9, 2005 with respect to the Class 2005-A2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.31	Terms Document dated April 28, 2005 with respect to the Class 2005-A3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.32	Terms Document dated June 27, 2005 with respect to the reopening of Class 2005-A3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.33	Terms Document dated June 23, 2005 with respect to the Class 2005-A4 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.34	Terms Document dated June 23, 2005 with respect to the Class 2005-A5 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.35	Terms Document dated September 27, 2005 with respect to the Class 2005-A6 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.36	Terms Document dated October 26, 2005 with respect to the Class 2005-A7 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.37	Terms Document dated November 1, 2005 with respect to the Class 2005-A8 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.38	Terms Document dated November 23, 2005 with respect to the Class 2005-A9 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.39	Terms Document dated December 23, 2005 with respect to the Class 2005-A10 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.40	Terms Document dated January 23, 2001 with respect to the Class 2001-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.41	Terms Document dated December 5, 2001 with respect to the Class 2001-B2 Notes, including the form of note attached as Exhibit A thereto

3

Exhibit 4.42	Terms Document dated June 25, 2002 with respect to the Class 2002-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.43	Terms Document dated March 7, 2003 with respect to the Class 2003-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.44	Terms Document dated May 21, 2004 with respect to the Class 2004-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.45	Terms Document dated June 11, 2004 with respect to the reopening of Class 2004-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.46	Terms Document dated October 7, 2004 with respect to the Class 2004-B2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.47	Terms Document dated September 15, 2005 with respect to the Class 2005-B1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.48	Terms Document dated January 23, 2001 with respect to the Class 2001-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.49	Terms Document dated May 24, 2001 with respect to the Class 2001-C3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.50	Terms Document dated January 28, 2002 with respect to the Class 2002-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.51	Terms Document dated February 4, 2002 with respect to the reopening of Class 2002-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.52	Terms Document dated February 8, 2002 with respect to the Class 2002-C2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.53	Terms Document dated December 17, 2002 with respect to the Class 2002-C3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.54	Terms Document dated March 7, 2003 with respect to the Class 2003-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.55	Terms Document dated May 28, 2003 with respect to the reopening of Class 2003-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.56	Terms Document dated March 31, 2003 with respect to the Class 2003-C2 Notes, including the form of note attached as Exhibit A thereto

4

Exhibit 4.57	Terms Document dated April 1, 2003 with respect to the Class 2003-C3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.58	Terms Document dated June 13, 2003 with respect to the Class 2003-C4 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.59	Terms Document dated July 16, 2004 with respect to the Class 2004-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.60	Terms Document dated March 30, 2005 with respect to the Class 2005-C1 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.61	Terms Document dated March 30, 2005 with respect to the Class 2005-C2 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.62	Terms Document dated July 19, 2005 with respect to the Class 2005-C3 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.63	Terms Document dated October 25, 2005 with respect to the Class 2005-C5 Notes, including the form of note attached as Exhibit A thereto

Exhibit 4.64	Terms Document dated November 18, 2005 with respect to the Class 2005-C6 Notes, including the form of note attached as Exhibit A thereto